12


                                Exhibit 10(k)(vi)

                  SECOND AMENDMENT dated as of April 27, 2007 (this "Amendment")
            to the FIVE-YEAR REVOLVING CREDIT FACILITY AGREEMENT dated as of April 14, 2006 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and J.P. MORGAN EUROPE LIMITED, as London Agent for the Lenders.

      The Company has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Lenders whose signatures appear below, constituting the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing to so amend the Credit Agreement.

      Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereBy: acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereBy: amended as follows:

      (a) Asset Sales Mandatory Prepayments. Section 1.01 of the Credit Agreement is hereBy: amended By: replacing the reference in the definition of "Excluded Divestiture" to "2.75 to 1.00" with a reference to "3.25 to 1.00".

      (b) Restricted Payments. Section 6.05 of the Credit Agreement is hereBy: amended By: replacing the reference therein to "2.50 to 1.00" with a reference to "3.50 to 1.00".

      (c) Permitted Acquisitions. Section 6.07 of the Credit Agreement is hereBy: amended By: deleting clause (d) thereof in its entirety and replaced it with the following:

            "(d) acquisitions of assets of or Equity Interests in other Persons, and loans or advances to Subsidiaries to provide funds required to effect such acquisitions, if, at the time of and after giving pro forma effect to each such acquisition and any related incurrences of Indebtedness, (i) the Leverage Ratio does not exceed 3.50 to 1.00 and (ii) no Default shall have occurred and be continuing".

      (d) Total Debt. Section 1.01 of the Credit Agreement is hereBy: amended
By: deleting the definition of "Total Debt" in its entirety and replacing it with the following definition:

            ""Total Debt" means, at any time, the sum of (a) all Indebtedness that is or should be reflected as a liability on a consolidated balance sheet of the Company and the Subsidiaries in accordance with GAAP and (b) the consideration (other than any note of a Subsidiary that serves as a conduit in a sale or financing transaction with respect to Receivables) received By: the Company or any Consolidated Subsidiary from any Person (other than the Company or a Consolidated Subsidiary) for Receivables sold, which Receivables remain uncollected at such time; less (x) the sum of all cash and cash equivalents (as determined in accordance with GAAP),
      (y) the cash surrender value of life insurance policies naming the Company as beneficiary (as determined in accordance with GAAP) and (z) the fair market value of any Marketable Securities of the Company and the Consolidated Subsidiaries; provided, however, that, with respect to any Non-Wholly Owned Subsidiary, the Indebtedness (other than any Indebtedness that is Guaranteed By: the Company or a Wholly-Owned Subsidiary) and assets thereof referred to in the foregoing clauses shall be disregarded in the calculation of "Total Debt" to the extent of any economic interest in such Non-Wholly Owned Subsidiary that is owned By: any Person other than the Company or a Wholly-Owned Subsidiary. For the purposes of this definition, "Marketable Securities" means any debt or equity securities for which an active trading market exists and price quotations are available."

      (e) Section 1.01 of the Credit Agreement is hereBy: amended to add the following definitions in appropriate alphabetical order:

            ""Non-Wholly Owned Subsidiary" means a Subsidiary that is not a Wholly Owned Subsidiary."

            ""Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock in which, other than directors' qualifying shares and/or other nominal amounts of Capital Stock that are required to be held By: Persons under applicable law, are owned, directly or indirectly, By: the Company or a Subsidiary."

      SECTION 2. Fees. The Company agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 4:00 p.m., New York City time, on Friday, April 27, 2007, an amendment fee of $10,000 (the "Amendment Fee"). The Amendment Fee shall be earned By: each such Lender upon delivery of an executed copy of this Amendment to the Administrative Agent (or its counsel) and shall be payable By: the Company within fourteen days of the Second Amendment Effective Date. The Amendment Fee shall not be refundable.

      SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date:

      (a) The execution, delivery and performance By: the Company of this Amendment have been duly authorized By: all necessary corporate action; this Amendment has been duly executed and delivered By: the Company; and each of this Amendment and the Credit Agreement, as amended By: this Amendment, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

      (b) The representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the Second Amendment Effective Date, before and after giving effect to this Amendment.

      (c) No default shall have occurred and be continuing, before and after giving effect to this Amendment.

      SECTION 4. Conditions Precedent; Effectiveness. (a) The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (i) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders;

            (ii) the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed By: a responsible officer of the Company, confirming the accuracy of the representations and warranties set forth in Section 3 hereof; and

            (iii) the Administrative Agent shall have received all amounts due and payable to it on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid By: the Company under the Credit Agreement or this Amendment.

      (b) This Amendment shall become effective as of the first date (the "Second Amendment Effective Date") on which the conditions precedent set forth in paragraph (a) of this Section shall have been satisfied. The Administrative Agent shall notify the Company and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

      SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not By: implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. The representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement. On and after the Second Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby:

      SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and By: different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment By: facsimile or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY: AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed By: their respective authorized officers as of the day and year first above written.

                                  ALBANY INTERNATIONAL CORP.,

                                       By:  /s/ Christopher J. Connally
                                            ------------------------------------
                                            Name:  Christopher J. Connally
                                            Title: Corporate Treasurer

                                  JPMORGAN CHASE BANK, N.A.,
                                  as a Lender,

                                      By:  /s/ James Murphy
                                           -------------------------------------
                                           Name:  James Murphy
                                           Title: Senior Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: ABN AMRO BANK NV

 By: /s/ David Carroll
     ---------------------------------
     Name:  David Carroll
     Title: Director


For any Lender requiring a second signature line:

 By: /s/ Henry L. Petrillo
     ----------------------------------
     Name:  Henry L. Petrillo
     Title: Senior Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: BANK OF AMERICA, N.A.

 By: /s/ Christopher S. Allen
     ----------------------------------
     Name:    Christopher S. Allen
     Title:   Senior Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

 By: /s/ Karen Ossolinksi
     ----------------------------------
     Name:    Karen Ossolinski
     Title:   Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: CITIZENS BANK OF MASSACHUSETTS

 By: /s/ Daniel Bernard
     ----------------------------------
     Name:    Daniel Bernard
     Title:   Senior Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: FIRST NIAGARA BANK

 By: /s/ Paul D. Ryan
     ----------------------------------
     Name:    Paul D. Ryan
     Title:   Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: HSBC BANK U.S.A., NATIONAL ASSOCIATION

 By: /s/ Charles R. Kreuter
     ----------------------------------
     Name:    Charles R. Kreuter
     Title:   First Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: MANUFACTURERS AND TRADERS TRUST COMPANY

 By: /s/ Craig A. Keefer
     ----------------------------------
     Name:    Craig A. Keefer
     Title:   Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: NORDEA BANK FINLAND, PLC

 By: /s/ Kalle Virtanen
     ----------------------------------
     Name:    Kalle Virtanen
     Title:   Relationship Manager


For any Lender requiring a second signature line:

 By: /s/ Gerald E. Chelius, Jr.
     ----------------------------------
     Name:    Gerald E. Chelius, Jr.
     Title:   Senior Vice President Credit

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: SUMITOMO MITSUI BANKING CORPORATION

 By: /s/ Yoshihiro Hyakutome
     ----------------------------------
     Name:    Yoshihiro Hyakutome
     Title:   General Manager

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: TD BANKNORTH, N.A.

 By: /s/ Robert C. Hergrueten
     ----------------------------------
          Name:    Robert C. Hergrueten
          Title:   Senior Vice President

                                                    Lender signature page to the
                                                         Second Amendment to the
                                     Albany International Corp. Credit Agreement

To approve this Amendment:

Institution: WACHOVIA BANK, N.A.

 By: /s/ Anne Herber
     ----------------------------------
     Name:    Anne Herber
     Title:   Vice President